INAMED CORPORATION

                     11% Secured Convertible Notes Due 1999

                               CONSENT AND WAIVER

          This Consent and Waiver is delivered in connection with the Indenture (as amended, modified, and supplemented and in effect from time to time, the "Indenture") dated as of January 2, 1996 between Inamed Corporation, a Florida corporation (the "Company") and Santa Barbara Bank & Trust, as trustee (the "Trustee") pursuant to which the Company issued its 11% Secured Convertible Notes due 1999 (the "Securities") in the aggregate principal amount of $35,000,000. This Consent and Waiver is delivered by Holders of record on July 2, 1997 (the "Record Date"), the record date set by the Company pursuant to
Section 7.4 of the Indenture for purposes of this Consent and Waiver and supersedes the consents of the Holders issued on or about February 27, 1997. Capitalized terms used but not defined herein shall have the meanings ascribed therein in the Indenture.

          For the year ended December 31, 1996 and the quarters therein and for the quarter ended March 31, 1997, the Company was in default in the performance or observance of the terms, provisions and conditions of (i) Section 8.6 of the Indenture relating to the timely payment of taxes, (ii) Section 8.16 requiring that the Operating Profit of the Company for such period be in excess of $10.0 million and in excess of $2.5 million and $2.75 million for the quarters ended June 30 and September 30, 1996, (iii) Section 8.18 requiring the Company to deliver within 120 days after the end of each fiscal year of the Company and within 30 days of the end of March 31, 1997 a certificate regarding defaults in the performance and observance certain terms, provisions and conditions of the Indenture, and (iv) Section 12.2 requiring the Company to deliver opinions regarding the Collateral. The Company has also not filed with the United States Patent and Trademark Office any document reflecting the assignment of the Company's patents and trademarks and the Company was made aware in 1996 of a default judgment entered in 1995 which had not, prior to its discovery by the Company, been publicly disclosed or reported.

          The Company has requested that the Holders waive the defaults described above in accordance with Section 4.4 of the Indenture, any default under Section 2.18 of the Note Purchase Agreement (the "Note Purchase Agreement") between the Company and the purchasers of the Securities arising prior to the date hereof by reason of the failure of the Company to apply the proceeds from the issuance of the Securities in accordance with clauses (iii) and (iv) of such Section 2.18 and any defaults under any of the Documents arising therefrom or from failure to disclose or report the default judgment. In connection with such request and in consideration of the granting of such waiver by the Holders, simultaneously herewith (i) the Company and the Trustee are amending the Indenture dated as of the date hereof, (ii) the Company is issuing to the Holders Warrants to purchase Common Stock as provided in the form of Warrant Agreement dated as of the date hereof, and (iii) the Holders are consenting to amendments of the Indenture pursuant to Section 7.2 of the Indenture as contained in the form of Second Supplemental Indenture dated as of the date hereof.

          The undersigned Holder, by its signature below and delivery of this Consent and Waiver and pursuant to Section 4.4 of the Indenture, hereby waives the Company's compliance with the covenants contained in Sections 8.6, 8.16,
8.18 and 12.2 of the Indenture with respect to the year ended December 31, 1996 and the quarter ended March 31, 1997 and events during such periods, waives compliance with Section 2.18 of the Note Purchase Agreement, waives the requirement of filing of a document with the
Patent and Trademark Office described above (subject to compliance with the requirement to file the same as provided in the form of Second Supplemental Indenture), and waives any requirement for prior disclosure of the default judgment described above, and waives any Default or Event of Default (in each case solely to the extent expressly described in paragraph 2 above) under the Documents resulting therefrom (it being understood that such waiver relates solely to the failure to disclose such default judgment and shall not be deemed to be a waiver of any default which may arise under Section 4.1(5) of the Indenture by reason of the existence of such default judgment). Such waivers shall relate solely to the Company's compliance with such covenants, representations and warranties with respect to the periods described and shall not constitute a waiver with respect to any other period or any other Default or Event of Default in existence as of the date hereof, or in any other instance. Such waiver is not, and shall not be deemed to constitute a waiver of any material misstatement of fact or misrepresentation in any certificate submitted to the Holders prior to the date hereof or in the Letter of Representation of the Company delivered to the Holders concurrently herewith. The undersigned hereby represents and warrants that it is not aware of any Default or Event of Default in existence as of the date hereof or any events which with the giving of notice or the passage of time would become a Default or an Event of Default with respect to the periods ended December 31, 1996 and March 31, 1997 and that to the best of its actual knowledge it is not aware of any Default or Event of Default in existence as of the date hereof or any events which with the giving of notice or the passage of time would become a Default or an Event of Default with respect to the period after March 31, 1997.

          The undersigned Holder, by its signature below and delivery of this Consent and Waiver and pursuant to Section 7.2 of the Indenture, hereby consents and agrees to the amendment of the Indenture to provide for the modifications of the Indenture as contained in the form of Second Supplemental Indenture. The undersigned Holder, by its signature below and delivery of this Consent and Waiver, hereby authorizes and instructs the Trustee, pursuant to Section 7.6 of the Indenture, and the Company, on its behalf and on behalf of the Guarantors, by its use of this Consent and Waiver agrees, to enter into and sign such supplemental indentures (together with the Guarantors) as shall be appropriate to reflect such amendments to the Indenture. The undersigned Holder, by its signature below and delivery of this Consent and Waiver, hereby consents and agrees to and instructs the Trustee and the Escrow Agent to cooperate in effecting the redemption of the Securities contemplated under Section 10.6 of the Indenture originally scheduled for January 22, 1997 and previously postponed with the consent of the Holders holding more than 66-2/3% of the Outstanding Securities.

          The undersigned hereby represents and warrants that the name and address of the undersigned printed in the designated space below is the name and address of the registered Holder of the Securities identified below.

          The undersigned hereby represents and warrants that the undersigned either has full power and authority to issue the foregoing consents and waivers or is delivering a duly executed Consent and Waiver from a person or entity having such power and authority.

          The foregoing waivers and consents shall be conditioned upon the receipt by the Company of, and delivery to the Trustee of an Officers' Certificate with respect to, Consents and Waivers (including this Consent and Waiver) relating to the matters described herein signed

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

by the Holders of a majority in principal amount of Outstanding Securities. All authority conferred or agreed to be conferred in this Consent and Waiver shall not be affected by, and shall survive, the death, incapacity, dissolution, liquidation or bankruptcy of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

          The undersigned understands that this Consent and Waiver constitutes a binding agreement between the undersigned and the Company upon the terms specified above.

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
          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                    APPALOOSA INVESTMENT LIMITED PARTNERSHIP I
                                   ------------------------------------------
                                           (Please print)

                                   by:  Appaloosa Management LP
                                        its General Partner
                                   by:  Appaloosa Partners Inc.
                                        its General Partner


                                   NAME:  JAMES E. BOLIN
                                         -------------------------------
                                          TITLE: VICE PRESIDENT

Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $10,032,700
                                    ---------------------------------

Signature:                         /S/ James E. Bolin
                                   ----------------------------------

Title (if acting in representative capacity):


                                   ----------------------------------

          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                    PALOMINO FUND LTD.
                                   ------------------------------------------
                                           (Please print)


Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $ 8,163,100
                                    ---------------------------------

Signature:                         /S/ James E. Bolin
                                   ----------------------------------

Title (if acting in representative capacity):

                                   by:  Appaloosa Management LP
                                        its Investment Advisor
                                   by:  Appaloosa Partners Inc.
                                        its General Partner


                                   NAME:  JAMES E. BOLIN
                                         -------------------------------
                                   TITLE: VICE PRESIDENT

          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                    FERD L.P
                                   ------------------------------------------
                                           (Please print)


Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $ 2,304,200
                                    ---------------------------------

Signature:                         /S/ James E. Bolin
                                   ----------------------------------

Title (if acting in representative capacity):

                                   by:  Appaloosa Management LP
                                        its General Partner
                                   by:  Appaloosa Partners Inc.
                                        its General Partner


                                   NAME:  JAMES E. BOLIN
                                         -------------------------------
                                          JAMES E. BOLIN
                                   TITLE: VICE PRESIDENT


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

          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                       /s/ ORACLE PARTNERS, LP
                                   ----------------------------------
                                           (Please print)


Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $ 3,150,000
                                    ---------------------------------

Signature:                         /s/ Larry Feinberg
                                   ----------------------------------

Title (if acting in representative capacity):

                                       Managing General Partner
                                   ----------------------------------





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
          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                    ORACLE INSTITUTIONAL PARTNERS, L.P.
                                   ------------------------------------------
                                           (Please print)


Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $ 490,000
                                    ---------------------------------

Signature:                         /s/ Larry Feinberg
                                   ----------------------------------

Title (if acting in representative capacity):


                                     MANAGING GENERAL PARTNER
                                     -----------------------------------



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
          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                    QUASAR INTERNATIONAL PARTNERS, C.V.
                                   ------------------------------------------
                                           (Please print)


Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $   840,000
                                    ---------------------------------

Signature:                         /s/ Larry Feinberg
                                   ----------------------------------

Title (if acting in representative capacity):



                                   -------------------------------------
                                   MANAGING GENERAL PARTNER


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
          The undersigned has duly signed and delivered this Consent and Waiver as of the date set forth below.

DATED:  July 8, 1997

Name of Holder:                    GSAM ORACLE FUND
                                   ------------------------------------------
                                           (Please print)


Principal Amount of Securities
As to Which Consent and Waiver Granted:

                                   $ 2,520,000
                                    ---------------------------------

Signature:                         /s/ Larry Feinberg
                                   ----------------------------------

Title (if acting in representative capacity):

                                   -------------------------------------
                                   MANAGING GENERAL PARTNER




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